Exhibit 10.1

FIRST LIEN GUARANTY AGREEMENT

THIS FIRST LIEN GUARANTY dated as of December 18, 2013 (this “Guaranty”), is between GASTAR EXPLORATION INC., a Delaware corporation (“Guarantor”) and Wells Fargo Bank, National Association, as collateral agent (in such capacity, the “Collateral Agent”), for the ratable benefit of itself, the Administrative Agent (as defined below), the Lenders (as defined below), the Issuing Lender (as defined below), the Swing Line Lender (as defined below), the Banking Service Providers (as defined in the Credit Agreement), and the Lender Swap Counterparties (as defined below) (together with the Collateral Agent, the Administrative Agent, the Issuing Lender, the Swing Line Lender, the Banking Service Providers, and the Lenders, individually a “Beneficiary”, and collectively, the “Beneficiaries”).

INTRODUCTION

A. The Guarantor’s wholly owned subsidiary, Gastar Exploration USA, Inc. (the “Borrower”) is party to that certain Second Amended and Restated Credit Agreement dated as of June 7, 2013 (as it may be amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the lenders party thereto from time to time (the “Lenders”), and Wells Fargo Bank, National Association as administrative agent (in such capacity, “Administrative Agent”), collateral agent (in such capacity, “Collateral Agent”), issuing lender (in such capacity, “Issuing Lender”) and swing line lender (in such capacity, “Swing Line Lender”).

B. The Guarantor owns 100% of the issued and outstanding equity interest in the Borrower and will derive substantial direct and indirect benefit from (i) the transactions contemplated by the Credit Agreement and the other Loan Documents (as defined in the Credit Agreement), (ii) the Hedge Contracts (as defined in the Credit Agreement) entered into by the Borrower or any of its Subsidiaries with a Lender Swap Counterparty (as defined in the Credit Agreement), and (iii) the Banking Services (as defined in the Credit Agreement) provided to the Borrower or any Subsidiary by any Banking Service Provider.

C. Guarantor is executing and delivering this Guaranty (i) to induce the Lenders to continue to provide Advances under the Credit Agreement, (ii) to induce the Issuing Lender to continue to provide Letters of Credit under the Credit Agreement, (iii) to induce the Lender Swap Counterparties to enter into and continue to enter into transactions with the Borrower and its Subsidiaries under their respective Hedge Contracts, and (iv) intending it to be a legal, valid, binding, enforceable and continuing obligation of Guarantor, whether or not Guarantor derives any benefit from the Credit Agreement, from any other Loan Document, or from any Hedge Contract.

NOW, THEREFORE, in consideration of the premises, Guarantor hereby agrees as follows:

Section 1. Definitions. All capitalized terms not otherwise defined in this Guaranty that are defined in the Credit Agreement shall have the meanings assigned to such terms by the Credit Agreement.

Section 2. Guaranty.

(a) Guarantor hereby absolutely, unconditionally and irrevocably guarantees the punctual payment and performance, when due, whether at stated maturity, by acceleration or otherwise, of all Secured Obligations, whether absolute or contingent and whether for principal, interest (including, without limitation, interest that but for the existence of a bankruptcy, reorganization or similar proceeding would accrue), fees, amounts owing in respect of Letter of Credit Obligations, amounts required to be provided as collateral, indemnities, expenses or otherwise (collectively, the “Guaranteed Obligations”). Without limiting the generality of the foregoing, Guarantor’s liability shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by: (i) any Loan Party to the Collateral

Agent or any other Beneficiary under the Loan Documents, (ii) by any Credit Party to the Lender Swap Counterparty under Hedge Contracts to the extent such amount constitutes Swap Obligations and (iii) any Credit Party to any Banking Service Provider in connection with Banking Services, in any event, but for the fact that they are unenforceable or not allowable due to insolvency or the existence of a bankruptcy, reorganization or similar proceeding involving such Credit Party. Notwithstanding the foregoing, the Guaranteed Obligations shall not include any Excluded Swap Obligations (as defined in the Credit Agreement).

(b) Anything contained in this Guaranty to the contrary notwithstanding, the obligations of Guarantor under this Guaranty on any date shall be limited to a maximum aggregate amount equal to the largest amount that would not, on such date, render its obligations hereunder subject to avoidance as a fraudulent transfer or conveyance under Section 548 of the Bankruptcy Code of the United States or any applicable provisions of comparable laws relating to bankruptcy, insolvency, or reorganization, or relief of debtors (collectively, the “Fraudulent Transfer Laws”), but only to the extent that any Fraudulent Transfer Law has been found in a final non-appealable judgment of a court of competent jurisdiction to be applicable to such obligations as of such date.

Section 3. Guaranty Absolute. Guarantor guarantees that the Guaranteed Obligations will be paid strictly in accordance with the terms of the Loan Documents and any Hedge Contracts with Lender Swap Counterparties and any agreement or instrument relating to any Banking Services with a Banking Service Provider (together with the Loan Documents, the “Guaranteed Documents”), regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of any Beneficiary with respect thereto but subject to Section 2(b) above. The obligations of Guarantor under this Guaranty are independent of the Guaranteed Obligations or any other obligations of any other Person under the Guaranteed Documents, and a separate action or actions may be brought and prosecuted against Guarantor to enforce this Guaranty, irrespective of whether any action is brought against the Borrower, any other Guarantor or any other Person or whether the Borrower, any other Guarantor or any other Person is joined in any such action or actions. The liability of Guarantor under this Guaranty shall be irrevocable, absolute and unconditional irrespective of, and Guarantor hereby irrevocably and unconditionally waives any defenses it may now or hereafter have in any way relating to, any or all of the following:

(a) any lack of validity or enforceability of any Guaranteed Document or any agreement or instrument relating thereto or any part of the Guaranteed Obligations being irrecoverable;

(b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations or any other obligations of any Person under the Guaranteed Documents, or any other amendment or waiver of or any consent to departure from any Guaranteed Document, including, without limitation, any increase in the Guaranteed Obligations resulting from the extension of additional credit to any Loan Party or otherwise;

(c) any taking, exchange, release or non-perfection of any lien on any collateral, or any taking, release or amendment or waiver of or consent to departure from any other guaranty, for all or any of the Guaranteed Obligations;

(d) any manner of application of collateral, or proceeds thereof, to all or any of the Guaranteed Obligations, or any manner of sale or other disposition of any collateral for all or any of the Guaranteed Obligations or any other obligations of any other Person under the Guaranteed Documents or any other assets of the Borrower or any other Person;

(e) any change, restructuring or termination of the corporate, limited liability company, or partnership, as applicable, structure or existence of any Loan Party;

(f) any failure of any Beneficiary to disclose to the Borrower or Guarantor any information relating to the business, condition (financial or otherwise), operations, properties or prospects of any Person now or in the future known to any Beneficiary (and Guarantor hereby irrevocably waives any duty on the part of any Beneficiary to disclose such information);

(g) any signature of any officer of the Borrower or any other Person being mechanically reproduced in facsimile or otherwise; or

(h) any other circumstance or any existence of or reliance on any representation by any Beneficiary that might otherwise constitute a defense available to, or a discharge of, the Borrower, Guarantor or any other guarantor, surety or other Person.

Section 4. Continuation and Reinstatement, Etc. Guarantor agrees that, to the extent that payments of any of the Guaranteed Obligations are made, or the Collateral Agent or any other Beneficiary receives any proceeds of collateral, and such payments or proceeds or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, or otherwise required to be repaid, then to the extent of such repayment the Guaranteed Obligations shall be reinstated and continued in full force and effect as of the date such initial payment or collection of proceeds occurred. GUARANTOR SHALL DEFEND AND INDEMNIFY EACH BENEFICIARY FROM AND AGAINST ANY CLAIM, DAMAGE, LOSS, LIABILITY, COST OR EXPENSE UNDER THIS SECTION 4 (INCLUDING, WITHOUT LIMITATION, REASONABLE ATTORNEYS’ FEES AND EXPENSES) IN THE DEFENSE OF ANY SUCH ACTION OR SUIT INCLUDING, WITHOUT LIMITATION, SUCH CLAIM, DAMAGE, LOSS, LIABILITY, COST, OR EXPENSE ARISING AS A RESULT OF THE INDEMNIFIED BENEFICIARY’S OWN NEGLIGENCE BUT EXCLUDING SUCH CLAIM, DAMAGE, LOSS, LIABILITY, COST, OR EXPENSE THAT IS FOUND IN A FINAL, NON-APPEALABLE JUDGMENT BY A COURT OF COMPETENT JURISDICTION TO HAVE RESULTED FROM SUCH INDEMNIFIED BENEFICIARY’S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT. THE LIABILITIES OF GUARANTOR AS SET FORTH IN THIS SECTION 4 SHALL SURVIVE THE TERMINATION OF THIS GUARANTY.

Section 5. Waivers and Acknowledgments.

(a) Guarantor hereby waives promptness, diligence, presentment, notice of acceptance and any other notice with respect to any of the Guaranteed Obligations and this Guaranty and any requirement that any Beneficiary protect, secure, perfect or insure any Lien or any property or exhaust any right or take any action against the Borrower or any other Person or any collateral.

(b) Guarantor hereby irrevocably waives any right to revoke this Guaranty, and acknowledges that this Guaranty is continuing in nature and applies to all Guaranteed Obligations, whether existing now or in the future.

(c) Guarantor acknowledges that it will receive substantial direct and indirect benefits from the financing arrangements involving the Borrower or any Subsidiary thereof contemplated by (i) the Guaranteed Documents (including, but not limited to, any Hedge Contract with a Lender Swap Counterparty and (ii) the Banking Services provided to the Borrower or Guarantor), and that the waivers set forth in this Guaranty are knowingly made in contemplation of such benefits.

Section 6. Subrogation. Guarantor will not exercise any rights that it may now have or hereafter acquire against the Borrower or any other Person to the extent that such rights arise from the existence, payment, performance or enforcement of Guarantor’s obligations under this Guaranty or any other Guaranteed Document or otherwise, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of any Beneficiary against the Borrower or any other Person, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from the Borrower or any other Person, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim, remedy or right, unless and until the occurrence of the Guaranty Termination (as defined in Section 13 below). If any amount shall be paid to a Guarantor in violation of the preceding sentence at any time prior to Guaranty Termination, such amount shall be held in trust for the benefit of the Beneficiaries and shall forthwith be paid to the Collateral Agent to be credited and applied to the Guaranteed Obligations and any and all other amounts payable by the Guarantor under this Guaranty, whether matured or unmatured, in accordance with the terms of the Loan Documents.

Section 7. Subordination. Guarantor hereby subordinates (in liquidation, dissolution, bankruptcy, reorganization, or otherwise) all sums due and owing to Guarantor by the Borrower or any other Guarantor, if any, to all sums due and owing to any Beneficiary by the Borrower or Guarantor. Guarantor hereby agrees that no payments shall be made by, or received from, the Borrower or any other Guarantor with respect to any such subordinated obligation owing to Guarantor, except as permitted under the Credit Agreement.

Section 8. Representations and Warranties. Guarantor hereby represents and warrants as follows:

(a) There are no conditions precedent to the effectiveness of this Guaranty. Guarantor benefits from executing this Guaranty.

(b) Guarantor has, independently and without reliance upon the Collateral Agent or any other Beneficiary and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Guaranty, and Guarantor has established adequate means of obtaining from the Borrower and each other relevant Person on a continuing basis information pertaining to, and is now and on a continuing basis will be completely familiar with, the business, condition (financial and otherwise), operations, properties and prospects of the Borrower and each other relevant Person.

(c) The obligations of Guarantor under this Guaranty are the valid, binding and legally enforceable obligations of Guarantor, and the Person who is executing and delivering this Guaranty on behalf of Guarantor has full power, authority and legal right to so do, and to observe and perform all of the terms and conditions of this Guaranty on Guarantor’s part to be observed or performed. The execution, delivery, and performance by Guarantor of this Guaranty and the consummation of the transactions contemplated hereby (i) are within Guarantor’s powers, (ii) have been duly authorized by all necessary corporate, limited liability company or partnership action, (iii) do not contravene any articles or certificate of incorporation or bylaws, partnership or limited liability company agreement binding on or affecting Guarantor, (iv) do not contravene any law or any contractual restriction binding on or affecting Guarantor, (v) do not result in or require the creation or imposition of any Lien prohibited by the Credit Agreement, and (vi) do not require any authorization or approval or other action by, or any notice or filing with, any Governmental Authority other than those that have been obtained.

Section 9. Right of Set-Off. Upon the occurrence and during the continuance of any Event of Default, the Collateral Agent and any other Beneficiary is hereby authorized at any time, to the fullest extent permitted by law, to set off and apply any deposits (general or special, time or demand, provisional or final) and other indebtedness owing by such Beneficiary or an Affiliate thereof to the account of Guarantor against any and all of the obligations of the Guarantor under this Guaranty, irrespective of whether or not such Beneficiary shall have made any demand under this Guaranty or any other Loan Documents and although such obligations may be contingent and unmatured or are owed to a branch or office of a Beneficiary different from the branch or office holding such deposit or obligated on such indebtedness. Such Beneficiary shall promptly notify the affected Guarantor after any such set-off and application is made, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Beneficiaries under this Section 9 are in addition to other rights and remedies (including, without limitation, other rights of set-off) which any Beneficiary may have.

Section 10. Amendments, Etc. No amendment or waiver of any provision of this Guaranty and no consent to any departure by Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed by the affected Guarantor, the Collateral Agent and the Required Lenders, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided that no amendment, waiver or consent shall, unless in writing and signed by all of the Lenders, (a) release Guarantor from its obligations hereunder except as permitted under Section 9.01 of the Credit Agreement (it being understood that waivers and amendments permitted to be made under the Credit Agreement by the Required Lenders with respect to any of the underlying obligations guaranteed hereunder shall not be deemed to release or limit the liability of Guarantor within the meaning of this clause (a)), (b) postpone any date fixed for payment hereunder in respect of any of the Guaranteed Obligations, or (c) change the percentage of the Lenders required to take any action hereunder.

Section 11. Notices, Etc. All notices and other communications provided for hereunder shall be sent in the manner provided for in Section 9.02 of the Credit Agreement and if to a Guarantor, at its address specified on the signature page hereto and if to the Collateral Agent or any other Beneficiary, at its address specified in or pursuant to the Credit Agreement, if to a Lender Swap Counterparty, at its address specified in the applicable Hedge Contract and if to a Banking Service Provider, at its address specified in the documents providing for Banking Services. All such notices and communications shall be effective when delivered, except that notices and communications to the Collateral Agent shall not be effective until received by the Collateral Agent.

Section 12. No Waiver: Remedies. No failure on the part of the Collateral Agent or any other Beneficiary to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

Section 13. Continuing Guaranty: Assignments under the Credit Agreement. This Guaranty is a continuing guaranty and shall (a) remain in full force and effect until, subject to Section 4, such time when each of the following shall have occurred: (i) the termination of the Commitments, (ii) the termination or expiration of all Letters of Credit (other than Letters of Credit with respect to which other arrangements satisfactory to the Collateral Agent and the Issuing Lender have been made), (iii) the termination of all Hedge Contracts with the Lender Swap Counterparties (other than Hedge Contracts with any Lender Swap Counterparty with respect to which other arrangements satisfactory to such Lender Swap Counterparty and the Borrower have been made), and (iv) the indefeasible payment in full in cash of all Secured Obligations (other than (1) Swap Obligations with respect to which other arrangements satisfactory to the Lender Swap Counterparty and the Borrower have been made, (2) indemnity obligations and similar obligations that survive the termination of this Guaranty for which no notice of a claim has been received by Guarantor), and (3) Banking Services Obligations not yet due and payable (such time being referred to herein as the “Guaranty Termination”), (b) be binding upon Guarantor and its successors and assigns, (c) inure to the benefit of and be enforceable by the Collateral Agent, the Administrative Agent, the Issuing Lender, the Swing Line Lender, and each other Lender and their respective successors, and, in the case of transfers and assignments made in accordance with the Credit Agreement, transferees and assigns, and (d) inure to the benefit of and be enforceable by a Lender Swap Counterparty, any Banking Service Provider and each of their respective successors, transferees and assigns to the extent such successor, transferee or assign is a Lender or an Affiliate of a Lender. Without limiting the generality of the foregoing clause (c), subject to Section 9.06 of the Credit Agreement, the Collateral Agent, the Administrative Agent, the Issuing Lender, the Swing Line Lender, and each other Lender may assign or otherwise transfer all or any portion of its rights and obligations under the Credit Agreement (including, without limitation, all or any portion of its Commitment, the Advances owing to it and the Note or Notes held by it) to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Lender herein or otherwise, subject, however, in all respects to the provisions of the Credit Agreement. Furthermore, when (i) any Lender Swap Counterparty assigns or otherwise transfers any interest held by it under a Hedge Contract to any other Person pursuant to the terms of such agreement, or (ii) any Banking Service Provider transfers any Banking Services Obligation to any other Person, in each case, that other Person shall thereupon become vested with all the benefits held by such Lender under this Guaranty only if such Person is also then a Lender or an Affiliate of a Lender. Guarantor acknowledges that upon any Person becoming a Lender, the Issuing Lender, the Swing Line Lender, the Collateral Agent, or the Administrative Agent in accordance with the Credit Agreement, such Person shall be entitled to the benefits hereof.

Section 14. Governing Law; Jurisdiction; Consent to Service of Process.

(a) THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

(b) Guarantor hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any Supreme Court for New York County, New York or in The United States District Court for the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined only in such New York court or, to the extent permitted by law, in such Federal court. Guarantor hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

(c) Guarantor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any New York court or in any such Federal court. Guarantor hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(d) Guarantor irrevocably consents to service of process in the manner provided for notices in Section 11. Nothing in this Section 14 will affect the right of any Beneficiary to serve process in any other manner permitted by law.

Section 15. INDEMNIFICATION. GUARANTOR SHALL INDEMNIFY EACH OF THE BENEFICIARIES AND THEIR RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES AND AGENTS FROM, AND DISCHARGE, RELEASE, AND HOLD EACH OF THEM HARMLESS AGAINST, ANY AND ALL LIABILITIES, OBLIGATIONS, LOSSES, CLAIMS, EXPENSES OR DAMAGES OF ANY KIND OR NATURE WHATSOEVER TO WHICH ANY OF THEM MAY BECOME SUBJECT RELATING TO OR ARISING OUT OF THIS GUARANTY, INCLUDING ANY LIABILITIES, OBLIGATIONS, LOSSES, CLAIMS, EXPENSES OR DAMAGES THAT ARISE OUT OF OR RESULT FROM (A) ANY ACTUAL OR PROPOSED USE BY THE BORROWER, ANY GUARANTOR OR ANY AFFILIATE OF THE BORROWER OR ANY GUARANTOR OF THE PROCEEDS OF THE ADVANCES, (B) ANY BREACH BY THE BORROWER OR ANY GUARANTOR OF ANY PROVISION OF THE CREDIT AGREEMENT, ANY OTHER LOAN DOCUMENT OR ANY OTHER GUARANTEED DOCUMENT, (C) ANY INVESTIGATION, LITIGATION OR OTHER PROCEEDING (INCLUDING ANY THREATENED INVESTIGATION OR PROCEEDING) RELATING TO THE FOREGOING, (D) ANY ENVIRONMENTAL CLAIM OR REQUIREMENT OF ENVIRONMENTAL LAWS CONCERNING OR RELATING TO THE PRESENT OR PREVIOUSLY-OWNED OR OPERATED PROPERTIES OF THE BORROWER, ANY GUARANTOR OR THE OPERATIONS OR BUSINESS, OF THE BORROWER OR ANY GUARANTOR INCLUDING ANY MATTERS DISCLOSED WITHIN THE CREDIT AGREEMENT, OR (E) ANY ENVIRONMENTAL CLAIM OR REQUIREMENT OF ENVIRONMENTAL LAWS CONCERNING OR RELATED TO THE BORROWER’S OR ANY GUARANTOR’S PROPERTIES; AND GUARANTOR SHALL REIMBURSE THE BENEFICIARIES AND THEIR RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES AND AGENTS, UPON DEMAND FOR ANY OUT-OF-POCKET EXPENSES (INCLUDING OUTSIDE LEGAL FEES) INCURRED IN CONNECTION WITH ANY SUCH INVESTIGATION, LITIGATION OR OTHER PROCEEDING; AND EXPRESSLY INCLUDING ANY SUCH LOSSES, LIABILITIES, CLAIMS, DAMAGES, OR EXPENSES INCURRED BY REASON OF THE PERSON BEING INDEMNIFIED’S OWN NEGLIGENCE, BUT EXCLUDING ANY SUCH LOSSES, LIABILITIES, CLAIMS, DAMAGES OR EXPENSES THAT IS FOUND IN A FINAL, NON-APPEALABLE JUDGMENT BY A COURT OF COMPETENT JURISDICTION TO HAVE RESULTED FROM SUCH INDEMNIFIED PERSON’S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.

Section 16. WAIVER OF JURY TRIAL. GUARANTOR HEREBY ACKNOWLEDGES THAT IT HAS BEEN REPRESENTED BY AND HAS CONSULTED WITH COUNSEL OF ITS CHOICE, AND HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY AND IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN RESPECT OF ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY, ANY OTHER LOAN DOCUMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

Section 17. USA Patriot Act. Each Beneficiary that is subject to the Act (as hereinafter defined) and the Collateral Agent (for itself and not on behalf of any other Beneficiary) hereby notifies the Guarantor that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001))(the “Act”), it is required to obtain, verify and record information that identifies the Guarantor, which information includes the name and address of the Guarantor and other information that will allow such Beneficiary or the Collateral Agent, as applicable, to identify the Guarantor in accordance with the Act. Guarantor shall promptly furnish all documentation and other information that such Beneficiary reasonably requests in order to comply with its ongoing obligations under applicable “know your customer” and anti-money laundering rules and regulations, including the Act.

Section 18. Keepwell. To the extent the Guarantor is a Qualified ECP Guarantor, it hereby jointly and severally absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each other Loan Party to honor all of its obligations under their respective Guaranty in respect of Excluded Swap Obligations (provided, however, that each Qualified ECP Guarantor shall only be liable under this Section 18 for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 18, or otherwise under this Guaranty, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations of the Guarantor under this Section shall remain in full force and effect until Guaranty Termination. Guarantor intends that this Section 18 constitute, and this Section 18 shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Loan Party for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

Section 19. FINAL AGREEMENTS. THIS GUARANTY AND THE OTHER GUARANTEED DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

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Guarantor has caused this Guaranty to be duly executed as of the date first above written.

Address for Guarantor: 1331 Lamar Street, Suite 650	GUARANTOR: GASTAR EXPLORATION INC.
Houston, Texas 77010	By:	/s/ Michael A. Gerlich
Michael A. Gerlich Senior Vice President, Secretary and Treasurer

Signature Page to

First Lien Guaranty Agreement

COLLATERAL AGENT:
WELLS FARGO BANK,
NATIONAL ASSOCIATION, as Collateral Agent

By:	/s/ Stephanie Harrell
Stephanie Harrell
Assistant Vice President

Signature Page to

First Lien Guaranty Agreement